As filed with the Securities and Exchange Commission
                       on December 4, 1996
===================================================================

                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                           ----------

                          SCHEDULE 13E-3
                 RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)
                         (Amendment No. 6)

                        Loctite Corporation
                       (Name of the Issuer)

                        HC Investments, Inc.
                            Henkel KGaA
                (Name of Persons Filing Statement)

                      --------------------

              COMMON STOCK, PAR VALUE $0.01 PER SHARE
         (Including Any Associated Stock Purchase Rights)
                  (Title of Class of Securities)

                            540137 10 6
               (CUSIP Number of Class of Securities)

                           ----------

                          Dr. Karl Gruter
                            Henkel KGaA
                         Henkelstrasse 67
                        D-40191 Dusseldorf
                              Germany
                          49-211-797-2137
          (Name, Address and Telephone Number of Person
        Authorized to Receive Notices and Communications
             on Behalf of Persons Filing Statement)

                           ----------

                          With a copy to:
                      William A. Groll, Esq.
                Cleary, Gottlieb, Steen & Hamilton
                         One Liberty Plaza
                     New York, New York 10006
                          (212) 225-2000

    This statement is filed in connection with (check the appropriate box):

  a. ( ) The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
  b. ( ) The filing of a registration statement under the Securities Act of 1933.
  c. (x) A tender offer.
  d. ( ) None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. ( )

===================================================================

     HC Investments, Inc. and Henkel KGaA hereby amend and supple-ment their Rule 13E-3 Transaction Statement on Schedule 13E-3 (the "Statement") originally filed on November 6, 1996, with respect to the offer to purchase all outstanding shares of common stock, par value $0.01 per share of Loctite Corporation, a Delaware corporation, including the associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of April 14, 1994, between the Company and The First National Bank of Boston, as Rights Agent, and all benefits that may inure to holders thereof, for a purchase price of $57.75 per share, net to the seller in cash, without interest thereon, as set forth in this Amendment No. 6. Capitalized terms not defined herein have the meanings assigned thereto in the Statement.

      The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Schedule 14D-1 originally filed by HC Investments, Inc. and Henkel KGaA with the Securities and Exchange Commission on November 6, 1996 (as amended the "Schedule 14D-1") of the information required to be included in response to the items of this Statement. The information set forth in the
Schedule 14D-1, including all exhibits thereto, is hereby expressly incorporated herein by reference as set forth in the Cross Reference Sheet and in the responses to each item of this
Schedule 13E-3, and such responses are qualified in their entirety by the provisions of the Schedule 14D-1.

                     Cross-Reference Sheet to
                          Schedule 14D-1
                          --------------

Item and Caption of Schedule 13E-3                Item of Schedule 14D-1
----------------------------------                ----------------------

  3.  Past Contacts, Transactions or Negotiations.          3

 17.  Material to be Filed as Exhibits.                    11

ITEM  3.        PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

Item 3(b) of the Statement is hereby amended and supplemented by adding thereto the following:

      On December 4, 1996, Parent submitted a bid in accordance with the guidelines set forth by the Special Committee of the Board of Directors of the Company. A copy of the December 4 bid letter is included as exhibit (g)(8) hereto and the information contained therein is incorporated by reference. In connection with its bid, on December 4, 1996, Parent issued a press release, a copy of which is included as exhibit (g)(9) hereto and the information contained therein is incorporated herein by reference.


ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

Item 17 of the Statement is hereby amended to add the following exhibits:

(g)(8) Bid Letter, dated December 4, 1996, from Parent to the members of the Special Committee.

(g)(9)     Press Release dated December 4, 1996.

                             SIGNATURE


      After due inquiry and to the best of its knowledge and belief, each of the undersigned certifies that the information set forth in this Statement is true, complete and correct.


Dated: December 4, 1996

                    HC INVESTMENTS, INC.



                    by  /s/ Ernest G. Szoke
                      -----------------------------
                      Name: Ernest G. Szoke
                      Title: Secretary



                    HENKEL KGaA



                    by /s/ Lothar Steinebach      Petra Hammerlein
                      ---------------------------------------------
                      Name: Lothar Steinebach     Petra Hammerlein
                      Title:   Vice President     Senior Counsel

                           EXHIBIT INDEX

EXHIBIT
NUMBER         EXHIBIT NAME
-------        ------------

(g)(8) Bid Letter, dated December 4, 1996, from Parent to the members of the Special Committee (previously filed as exhibit (g)(8) to the Schedule 14D-1 and incorporated herein by reference).

(g)(9) Press Release dated December 4, 1996 (previously filed as exhibit (g)(9) to the Schedule 14D-1 and incorporated herein by reference).